Balances at Other Banks	12 Months Ended
Dec. 31, 2020
Balances at Other Banks [Abstract]
Balances at Other Banks
(2)	Balances at Other Banks

The Company is required to maintain certain reserves of vault cash and/or deposits with the Federal Reserve Bank.  The amount of this reserve requirement, included in cash and due from banks and federal funds sold and other short‑term investments, was approximately $61.5 million and $41.5 million at December 31, 2020 and 2019, respectively.